                                                                     EXHIBIT 4.1


    NUMBER                                                  SHARES
[ STT         ]                                         [           ]
 COMMON STOCK                                SEE REVERSE FOR CERTAIN DEFINITIONS
 [LOGO]                                              CUSIP 000000 00 0

                          STRATEGIC TIMBER TRUST, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFIES THAT












IS THE OWNER OF

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

         Strategic Timber Trust, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Joseph E. Rendini
      Secretary

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)                       Transfer Agent
                                     and Registrar,
By


AUTHORIZED SIGNATURE.


                          [STRATEGIC TRUST INC. SEAL]

                          STRATEGIC TIMBER TRUST, INC.

         The shares of Strategic Timber Trust, Inc. (the "Corporation") represented by this certificate are subject to restrictions set forth in the Corporation's Articles of Incorporation which prohibit in general (a) any Person from Beneficially Owning Equity Shares in excess of the Ownership Limit and (b) any Person from acquiring or maintaining any ownership interest in the capital stock of the Corporation that is inconsistent with (i) the requirements of the Code pertaining to real estate investment trusts or (ii) the Articles of Incorporation of the Corporation, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions. Any purported transfer of Equity Shares in violation of such restrictions shall be void ab initio and the Equity Shares transferred in violation of such restrictions, whether as a result of a Transfer or the Non-Transfer Event, shall be automatically converted into Excess Shares and transferred to a Trust for disposition as provided in the Articles of Incorporation. Capitalized terms used in this paragraph and not defined herein are defined in the Corporation's Articles of Incorporation. The Corporation will furnish without charge, to each shareholder who so requests, a copy of the Articles of Incorporation of the Corporation, containing, among other things, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request shall be addressed to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                UNIF GIFT MIN ACT-                   Custodian
TEN ENT- as tenants by the entireties                           -----------------           --------------------
JT TEN - as joint tenants with right of                             (Cust)                         (Minor)
         survivorship and not as tenants
         in common                                             under Uniform Gifts to Minors
                                                               Act
                                                                   -----------------------
                                                                          (State)

    Additional abbreviations may also be used though not in the above list.


   For Value Received,                 hereby sell, assign and transfer unto
                      ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       ----------------------------------


                           ----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                           ----------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.